                                  EXHIBIT 99.6

                 PENNCORP FINANCIAL GROUP, INC. AND SUBSIDIARIES
                   INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

Financial Statements:
Reference is made to data appearing in Exhibit 99.1, and to the Independent Auditors' Report appearing therein.

                            SCHEDULES: *
     ----------------------------------------------------------------
     Independent Auditors' Report - Financial Statement Schedules


     Schedule I     Summary of Investments -
                    Other than Investments in Related Parties........
     Schedule II    Condensed Financial Information of Registrant....
     Schedule III   Supplementary Insurance Information..............
     Schedule IV    Reinsurance......................................
     Schedule V     Valuation and Qualifying Accounts................


* All other schedules have been omitted as they are not applicable or not required, or the information is given in the financial statements, notes hereto or in other schedules.

                                   SCHEDULE I
                         PENNCORP FINANCIAL GROUP, INC.

       Summary of Investments - Other Than Investments in Related Parties
                                December 31, 1996
                             (Dollars in thousands)

                                  (As restated)

                                                                                                               AMOUNT AT
                                                                                                              WHICH SHOWN
                                                                                                  MARKET        IN THE
                 TYPE OF INVESTMENT                                                   COST         VALUE     BALANCE SHEET
----------------------------------------------------                              -----------   ----------   -------------
Fixed Maturities held for investment:
     Bonds:
          United States Government agencies and authorities                       $        --   $       --    $       --
          States, municipals and political subdivisions                                    --           --            --
          Foreign governments                                                              --           --            --
          Other Special Revenue                                                            --           --            --
          Public Utilities                                                                 --           --            --
          All other corporate bonds                                                    87,330       89,759        87,330
     Redeemable preferred stock                                                            --           --            --
                                                                                  -----------   ----------    ----------

               Total fixed maturities held for investments                        $    87,330   $   89,759    $   87,330
                                                                                  -----------   ----------    ----------
Fixed maturities held for sale:
     Bonds:
          United States Government agencies and authorities                           915,300      928,640       928,640
          States, municipals and political subdivisions                                77,661       78,285        78,285
          Foreign governments                                                          80,491       88,670        88,670
          Other Special Revenue                                                       720,208      729,204       729,204
          Public Utilities                                                            101,858      105,253       105,253
          All other corporate bonds                                                 1,044,980    1,063,107     1,063,107
     Redeemable preferred stock                                                           770          766           766
                                                                                  -----------   ----------    ----------

               Total fixed maturities held for sale                               $ 2,941,268   $2,993,925    $2,993,925
                                                                                  -----------   ----------    ----------

Fixed maturities trading:
      Bonds:
           Other Special Revenue                                                       31,021       31,140        31,140

Equity securities                                                                      17,511       20,867        20,867
Mortgage loans and real estate                                                        264,732      269,141       264,732
Policy Loans                                                                          145,976      145,976       145,976
Short term investments                                                                 63,113       63,113        63,113
Other investments                                                                      48,062       48,062        48,062
                                                                                  -----------   ----------    ----------

               Total investments                                                  $ 3,599,013   $3,661,983    $3,655,145
                                                                                  ===========   ==========    ==========

                 See accompanying independent auditors' report

                                   SCHEDULE II

                         PENNCORP FINANCIAL GROUP, INC.
                              (PARENT COMPANY ONLY)

                         CONDENSED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                             (Dollars in thousands)

                                  (As restated)


                                                                                   1996     1995      1994
                                                                                --------- --------  --------
Revenue:
       Interest income from subsidiaries                                        $ 35,525  $ 27,680  $  9,773
       Other interest income                                                       2,428       638        30
       Other income                                                                  423     3,985       288
                                                                                --------  --------  --------
            Total revenue                                                         38,376    32,303    10,091
                                                                                --------  --------  --------

Operating expenses:
       General and administrative expenses                                         2,493     2,257       784
       Interest and amortization of deferred debt issuance costs                  17,920    15,938    16,756
                                                                                --------  --------  --------
            Total operating expenses                                              20,413    18,195    17,540
                                                                                --------  --------  --------

            Income (loss) before income taxes, equity in undistributed
                            earnings of subsidiaries and extraordinary charge     17,963    14,108    (7,449)
Income tax expense (benefit)                                                         251     4,139    (2,507)
                                                                                --------  --------  --------

            Net income (loss) before equity in undistributed earnings of
                            subsidiaries and extraordinary charge                 17,712     9,969    (4,942)

Equity in undistributed earnings of subsidiaries                                  72,305    46,377    43,432
                                                                                --------  --------  --------

            Net income before extraordinary charge                                90,017    56,346    38,490

Extraordinary charge, net of tax benefit of ($932, $ - ,$ - )                     (1,730)       --        --
                                                                                --------  --------  --------

            Net Income                                                          $ 88,287  $ 56,346  $ 38,490
                                                                                ========  ========  ========



                 See accompanying independent auditors' report

                                   SCHEDULE II

                         PENNCORP FINANCIAL GROUP, INC.
                              (PARENT COMPANY ONLY)

                            CONDENSED BALANCE SHEETS
                        AS OF DECEMBER 31, 1996 AND 1995
                             (Dollars in thousands)

                                  (As restated)



                                                                       1996        1995
                                                                   -----------  ---------
                                     ASSETS
Investments:
       Investment in subsidiaries                                  $   830,946  $ 560,736
       Notes receivable from subsidiaries                              235,146    183,364
                                                                   -----------  ---------
            Total investments                                        1,066,092    744,100

Cash and short term investments                                          2,099      1,713
Accrued investment income due from subsidiaries                          3,918     18,808
Deferred debt issuance costs                                             2,482      3,824
Furniture and fixtures                                                     463        499
Other assets                                                            10,728      5,217
                                                                   -----------  ---------
                                                                   $ 1,085,782  $ 774,161
                                                                   ===========  =========
                                  LIABILITIES

Notes payable                                                          206,646    250,000
Due to subsidiaries                                                     12,778     13,322
Accrued expenses and other liabilities                                   4,117     21,704
                                                                   -----------  ---------
            Total liabilities                                          223,541    285,026
                                                                   -----------  ---------


Mandatory redeemable preferred stock, Series B                          14,689     13,307
Mandatory redeemable preferred stock, Series C                          18,175     16,700

                              SHAREHOLDERS' EQUITY

$3.375 Convertible preferred stock                                     110,513    110,513
$3.50 Series II convertible preferred stock                            139,157         --
Common stock                                                               286        229
Additional paid in capital                                             393,156    220,482
Treasury stock                                                          (3,370)    (3,370)
Retained earnings                                                      186,032    117,987
Unrealized foreign currency translation adjustment                     (14,961)   (15,529)
Unrealized gains on securities available for sale                       20,064     30,353
Notes receivable from officers and employees for stock purchases        (1,500)    (1,537)
                                                                   -----------  ---------
            Total shareholders' equity                                 829,377    459,128
                                                                   -----------  ---------
            Total liabilities and shareholders' equity             $ 1,085,782  $ 774,161
                                                                   ===========  =========



                See accompanying independent auditors' report

                                   SCHEDULE II

                         PENNCORP FINANCIAL GROUP, INC.
                              (PARENT COMPANY ONLY)

                      CONDENSED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                             (Dollars in thousands)

                                  (As restated)


                                                                      1996        1995       1994
                                                                   ----------  ----------  -------
Cash flows from operating activities:
       Net earnings                                                $   88,287  $   56,346  $  38,490

       Adjustments to reconcile net earnings to net cash
            provided (used) in operating activities:
                 Amortization of intangibles and depreciation           1,238       1,121        786
                 Equity in undistributed earnings of subsidiaries     (72,305)    (46,377)   (43,432)
                 Increase (decrease) in liabilities and due
                   to subs                                               (544)      7,898    (24,532)

                 Other                                                     79     (23,754)      (733)
                                                                   ----------  ----------  ---------
                      Net cash provided (used) by operations           16,755      (4,766)   (29,421)
                                                                   ----------  ----------  ---------

Cash flows from investing activities:
       Cash expended in acquisition of business                            --     (18,363)   (47,343)
       Purchase of affiliate                                               --    (115,454)        --
       Cash provided from sale of business                                 --          --     27,107
       Issuance of surplus note to subsidiary                        (155,000)         --    (19,732)
       Principal payment on surplus note                              100,000          --         --
       Dividend received from subsidiary                               11,283       1,603      1,200
       Capital contribution to subsidiary                            (208,708)    (54,399)   (15,601)
       Other                                                               --          --      1,004
                                                                   ----------  ----------  ---------
                      Net cash used by investing activities          (252,425)   (186,613)   (53,365)
                                                                   ----------  ----------  ---------

Cash flows from financing activities:
       Issuance of notes payable                                      230,000     101,500     30,000
       Issuance of common stock                                       155,450      51,210         --
       Issuance of preferred stock                                    139,157     110,513     33,034
       Purchase of treasury stock                                          --      (2,984)      (232)
       Reduction of notes payable                                    (273,353)    (30,000)    (1,500)
       Redemption of preferred stock                                       --     (33,415)        --
       Dividends paid                                                 (15,198)     (4,950)      (765)
       Cost of debt refinancing                                            --          --       (159)
                                                                   ----------  ----------  ---------
                      Net cash provided by financing activities       236,056     191,874     60,378
                                                                   ----------  ----------  ---------

Increase (decrease) in cash                                               386         495    (22,408)
Cash at beginning of year                                               1,713       1,218     23,626
                                                                   ==========  ==========  =========
Cash at end of year                                                $    2,099  $    1,713  $   1,218
                                                                   ==========  ==========  =========

Supplemental Disclosure:
       Interest paid                                               $   16,921  $   15,308  $  14,310
                                                                   ==========  ==========  =========
       Taxes paid                                                  $      200          --         --
                                                                   ==========  ==========  =========
Non-cash financing activities:
       Securities issued in conjunction with acquisition           $   14,999  $   28,750         --
                                                                   ==========  ==========  =========
       Note transferred in purchase of affiliate                           --  $   28,538         --
                                                                   ==========  ==========  =========


                 See accompanying independent auditors' report

                                  SCHEDULE III

                         PENNCORP FINANCIAL GROUP, INC.

                       SUPPLEMENTARY INSURANCE INFORMATION
                  Years ended December 31, 1996, 1995 and 1994
                                 (In thousands)

                                  (As restated)



                               FUTURE POLICY    OTHER                                   BENEFITS,    AMORTIZATION
                  DEFERRED       BENEFITS,      POLICY                               CLAIMS, LOSSES   OF DEFERRED
                   POLICY     LOSSES, CLAIMS  CLAIMS AND                     NET           AND,         POLICY        OTHER
                 ACQUISITION     AND LOSS      BENEFITS       PREMIUM     INVESTMENT    SETTLEMENT    ACQUISITION    OPERATING
    SEGMENT         COSTS        EXPENSES      PAYABLE        REVENUE       INCOME       EXPENSES        COSTS       EXPENSES
--------------   -----------  --------------  ----------    ----------     ---------    ----------    -----------    ---------
1994
Fixed benefit    $  79,100      $  299,137      $  2,080     $ 176,950     $  22,018    $  89,377      $  6,791      $ 54,959
Life                51,906         451,363        35,643        67,472        29,832       13,944         3,147        22,858
                 ---------      ----------      --------     ---------     ---------    ---------      --------      --------
Total            $ 131,006      $  750,500      $ 37,723     $ 244,422     $  51,850    $ 103,321      $  9,938      $ 77,817
                 =========      ==========      ========     =========     =========    =========      ========      ========


1995
Fixed benefit    $  93,735      $  286,977      $  3,179     $ 174,708     $  22,946    $  64,465      $ 15,580      $ 52,240
Life                80,243       1,093,922         4,453       119,062        55,457       77,468         9,741        47,144
Accumulation        11,592         801,251        31,379         8,119        23,888       19,890         3,686         6,721
                 ---------      ----------      --------     ---------     ---------    ---------      --------      --------
Total            $ 185,570      $2,182,150      $ 39,011     $ 301,889     $ 102,291    $ 161,923      $ 29,007      $106,105
                 =========      ==========      ========     =========     =========    =========      ========      ========


1996
Fixed benefit    $ 127,091      $  291,281      $  2,787     $ 169,311     $  22,730    $  60,931      $ 16,446      $ 55,161
Life               105,063       1,207,775         4,599       169,974        88,220      135,134        12,010        48,706
Accumulation        20,274       2,026,970        33,043         8,805        99,784       67,648         2,288        12,693
                 ---------      ----------      --------     ---------     ---------    ---------      --------      --------
Total            $ 252,428      $3,526,026      $ 40,429     $ 348,090     $ 210,734    $ 271,911      $ 30,744      $116,560
                 =========      ==========      ========     =========     =========    =========      ========      ========


                 See accompanying independent auditors' report

                                   SCHEDULE IV

                         PENNCORP FINANCIAL GROUP, INC.

                                   REINSURANCE
                  Years ended December 31, 1996, 1995 and 1994
                                 (In thousands)


                                                                                             PERCENTAGE
                                                      CEDED TO     ASSUMED                    OF AMOUNT
                                          GROSS        OTHER      FROM OTHER                   ASSUMED
                                          AMOUNT      COMPANIES   COMPANIES    NET AMOUNT      TO NET
                                        ----------   ----------  -----------   -----------  -------------
Year ended December 31, 1994:
     Life insurance in force            $13,460,398  $1,079,869  $   436,615   $12,817,144
                                        ===========  ==========  ===========   ===========

Premiums:
     Accident and health insurance      $   177,512  $      562  $         0   $   176,950        0.0%
     Life insurance/accumulation             72,655       5,948          765        67,472        1.1%
                                        -----------  ----------  -----------   -----------
                                        $   250,167  $    6,510  $       765   $   244,422
                                        ===========  ==========  ===========   ===========


Year ended December 31, 1995:
     Life insurance in force            $25,913,359  $3,621,309  $   404,852   $22,696,902
                                        ===========  ==========  ===========   ===========

Premiums:
     Accident and health insurance      $   175,517  $    1,036  $       227   $   174,708        0.1%
     Life insurance/accumulation            135,176      10,075        2,080       127,181        1.6%
                                        -----------  ----------  -----------   -----------
                                        $   310,693  $   11,111  $     2,307   $   301,889
                                        ===========  ==========  ===========   ===========


Year ended December 31, 1996:
     Life insurance in force            $31,498,035  $5,884,609  $ 1,779,439   $27,392,865
                                        ===========  ==========  ===========   ===========

Premiums:
     Accident and health insurance      $   169,727  $      416  $         0   $   169,311        0.0%
     Life insurance/accumulation            189,098      11,639        1,320       178,779        0.7%
                                        -----------  ----------  -----------   -----------
                                        $   358,825  $   12,055  $     1,320   $   348,090
                                        ===========  ==========  ===========   ===========

                 See accompanying independent auditors' report

                                   SCHEDULE V

                         PENNCORP FINANCIAL GROUP, INC.

                        VALUATION AND QUALIFYING ACCOUNTS
                  Years ended December 31, 1996, 1995 and 1994
                                 (in thousands)

                                  (As restated)



                                              BALANCE AT       CHARGE TO             CHARGE TO                          BALANCE AT
                                              BEGINNING        COST AND              TO OTHER                             END OF
                                              OF PERIOD        EXPENSES              ACCOUNTS           DEDUCTIONS        PERIOD
                                        -----------------  -----------------  --------------------  -----------------  ------------
1996:
Mortgage loans on real estate                   4,211 (a)                                                                  4,211
Allowance for bond losses                         189 (a)                                                                    189
Unearned loan charges                             266 (a)                                                                    266
Accounts and notes receivable                   8,388            4,082                                     5,942           6,528

1995:
Mortgage loans on real estate                    2,314 (b)                                                  2,314               -
Accounts and notes receivable                   8,392              615                                       619           8,388

1994:
Accounts and notes receivable                   8,182              873                                       663           8,392


(a) Amount recorded as a purchase GAAP adjustment in conjunction with the acquisition of United Life
(b) Amount recorded as a purchase GAAP adjustment in conjunction with the acquisition of Integon Life.


                 See accompanying independent auditors' report